Pacer American Energy Independence ETF
Schedule of Investments
January 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS - 79.8%
Energy - 25.9%
Enbridge, Inc.	21,176	$861,025
Gibson Energy, Inc.	13,513	271,199
Keyera Corp.	13,852	361,425
Pembina Pipeline Corp.	13,210	505,881
TC Energy Corp.	15,740	863,119
		2,862,649
Mining, Quarrying, and Oil and Gas Extraction - 7.1%
Altus Midstream Co. (b)	75,792	157,647
Archrock, Inc.	23,213	193,828
Hess Midstream LP	9,085	216,405
Tellurian, Inc. (b)	30,930	217,129
		785,009
Pipelines - 36.9%
Antero Midstream Corp.	36,101	181,949
Cheniere Energy, Inc. (b)	8,005	474,216
Equitrans Midstream Corp.	21,497	207,876
Inter Pipeline Ltd.	23,792	396,413
Kinder Morgan, Inc.	39,836	831,377
ONEOK, Inc.	11,110	831,806
Targa Resources Corp.	11,776	429,824
Williams Cos., Inc.	35,120	726,633
		4,080,094
Professional, Scientific, and Technical Services - 2.6%
Macquarie Infrastructure Corp.	6,643	293,023

Transportation and Warehousing - 5.7%
EnLink Midstream LLC	39,028	196,311
Plains GP Holdings LP	15,400	256,410
Rattler Midstream LP	11,644	175,708
		628,429
Utilities - 1.6%
New Fortress Energy LLC (b)	12,153	182,903
TOTAL COMMON STOCKS (Cost $9,627,956)		8,832,107

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES - 19.4%
Mining, Quarrying, and Oil and Gas Extraction - 7.6%
Western Midstream Partners LP	4,696	77,766
Enterprise Products Partners LP	29,714	765,730
		843,496
Professional, Scientific, and Technical Services - 1.8%
MPLX LP	8,339	200,553
Retail Trade - 0.4%
Crestwood Equity Partners LP	1,356	39,270
Transportation and Warehousing - 9.3%
Energy Transfer LP	37,490	471,999
Genesis Energy LP	2,848	50,894
Magellan Midstream Partners LP	4,900	300,762
Noble Midstream Partners LP	1,097	24,573
NuStar Energy LP	2,446	66,800
PBF Logistics LP	1,177	24,717
Phillips 66 Partners LP	1,384	80,867
Summit Midstream Partners LP	4,143	13,216
		1,033,828
Wholesale Trade - 0.3%
Holly Energy Partners LP	1,442	32,921
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Cost $2,315,313)		2,150,068

SHORT-TERM INVESTMENTS - 0.4%
Money Market Deposit Accounts - 0.4%
U.S. Bank Money Market Deposit Account, 1.50% (a)	46,021	46,021
TOTAL SHORT-TERM INVESTMENTS (Cost $46,021)		46,021

TOTAL INVESTMENTS (Cost $11,989,290) 99.6%		11,028,196
Other Assets in Excess of Liabilities - 0.4%		40,295
NET ASSETS - 100.0%		$11,068,491

Percentages are stated as a percent of net assets.
(a)	The rate shown is as of January 31, 2020.
(b)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

Summary of Fair Value Disclosure at January 31, 2020 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America ("GAAP").  The Funds are investment companies that follow the accounting and reporting guidelines of the Financial Accounting Standards Board  Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market, Nasdaqy Global Select Market, and Nasdaq Capital Market Exchange  (collectively "Nasdaq"). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price ("NOCP") will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share, with the exceptin of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2020:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 8,832,107	$ -	$ -	$ -	$ 8,832,107
Master Limited Partnerships and Related Companies	2,150,068	-	-	-	2,150,068
Short-Term Investments	46,021	-	-	-	$ 46,021
Total Investments in Securities	$ 11,028,196	$ -	$ -	$ -	$ 11,028,196

^ See Schedule of Investments for industry breakouts.
For the period ended January 31, 2020, the Fund did not recognize any transfers to or from Level 3.